UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2012 through June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Value Opportunities Fund

Year Ended June 30, 2013

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Please note that current performance may be higher or lower than the performance data shown in this report. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

CEO’S LETTER

July 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	1

JPMorgan Value Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	28.14%
Russell 1000 Value Index	25.32%

Net Assets as of 6/30/2013 (In Thousands)	$59,869

INVESTMENT OBJECTIVE**

The JPMorgan Value Opportunities Fund (the “Fund”) seeks to provide long term capital appreciation.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. The S&P 500 Index returned 20.60% for the twelve months ended June 30, 2013. U.S. large-cap value stocks outperformed U.S. large-cap growth stocks for the period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 1000 Value Index (the “Benchmark”) during the reporting period.

The Fund’s stock selection in the pharmaceutical and medical technology sector and the telecommunications sector contributed to relative performance. The Fund’s stock selection in the health services and systems sector and the software and services sector detracted from relative performance.

Individual contributors to relative performance included Citigroup, Inc., Valeant Pharmaceuticals International, Inc. and Invesco, Ltd. Shares of Citigroup, Inc., a leading financial services company, moved sharply higher during the reporting period amid, among other things, improving earnings. Investors also reacted positively to the firm’s proposed restructuring plan. Shares of Valeant Pharmaceuticals International, Inc. rose after investors reacted positively to the company’s announced acquisition of Medicis Pharmaceuticals. Shares in Invesco, Ltd., an investment management company, performed well as second quarter earnings more than quadrupled on a year-over-year basis.

Individual detractors to relative performance included a company whose stock the Fund did not own during the reporting period: Berkshire Hathaway, Inc., a multinational conglomerate holding company. Shares in the company performed well during the reporting period, and not owning them was a negative for the Fund’s relative results. Multinational consumer products company Procter & Gamble Co., Inc. also detracted from performance after the firm lowered its earnings forecast. The company also replaced its Chief Executive Officer during the reporting period. Elsewhere, the Fund’s positioning in General Electric Co., a multinational conglomerate operation, detracted from performance.

HOW WAS THE FUND POSITIONED?

Our investment strategy utilizes active stock selection with a systematic valuation process. Sector bets are relatively constrained; however, within broad sectors, we have established positions in companies that reflect broader themes.

2	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.4%
2.	Citigroup, Inc	4.2
3.	Chevron Corp.	4.1
4.	Wells Fargo & Co.	3.8
5.	Johnson & Johnson	3.2
6.	UnitedHealth Group, Inc.	2.6
7.	Time Warner, Inc.	2.2
8.	Invesco Ltd.	2.1
9.	ACE Ltd. (Switzerland)	2.1
10.	Cisco Systems, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.5%
Energy	15.6
Consumer Discretionary	11.6
Health Care	11.1
Industrials	9.6
Information Technology	8.1
Consumer Staples	5.2
Materials	3.3
Utilities	3.3
Telecommunication Services	1.7
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition and holdings are subject to change.

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	3

JPMorgan Value Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR*
CLASS A SHARES	12/31/01
Without Sales Charge		28.14%	6.64%	6.82%
With 5.25% Sales Charge		21.43	5.49	6.24
CLASS B SHARES	12/31/01
Without CDSC		27.46	6.10	6.33
With CDSC**		22.46	5.78	6.33
CLASS C SHARES	2/19/05
Without CDSC		27.44	6.09	6.21
With CDSC***		26.44	6.09	6.21
INSTITUTIONAL CLASS SHARES	12/31/04	28.54	7.00	7.16

*	Performance for Class C and Institutional Class shares for periods prior to their inception is based on performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classes.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, 2% CDSC for the five-year period and 0% CDSC thereafter.
***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (06/30/03 TO 06/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Opportunities Fund, Russell 1000 Value Index and Lipper Large-Cap Value Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge. Prior to November 15, 2004, the maximum sales charge was 5.75% .

Certain fees payable by the Fund are currently being waived as described in the prospectus. Had the expenses not been waived, returns would have been lower. Fund performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

JPMorgan Value Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 101.1%
Common Stocks — 98.1%
		Consumer Discretionary — 11.7%
		Auto Components — 1.0%
9		TRW Automotive Holdings Corp. (a)	611

		Automobiles — 2.1%
32		Ford Motor Co.	496
24		General Motors Co. (a)	787

			1,283

		Hotels, Restaurants & Leisure — 1.0%
6		Carnival Corp.	193
12		Royal Caribbean Cruises Ltd.	410

			603

		Household Durables — 1.5%
8		Lennar Corp., Class A	299
–	(h)	NVR, Inc. (a)	332
16		PulteGroup, Inc. (a)	297

			928

		Media — 2.3%
23		Time Warner, Inc.	1,358

		Multiline Retail — 2.4%
8		J.C. Penney Co., Inc. (a)	139
15		Macy’s, Inc.	739
8		Target Corp.	533

			1,411

		Specialty Retail — 1.4%
4		CST Brands, Inc. (a)	117
14		Lowe’s Cos., Inc.	558
3		Williams-Sonoma, Inc.	167

			842

		Total Consumer Discretionary	7,036

		Consumer Staples — 5.3%
		Food & Staples Retailing — 2.3%
21		CVS Caremark Corp.	1,192
5		Kroger Co. (The)	178

			1,370

		Food Products — 1.4%
19		Archer-Daniels-Midland Co.	631
3		Kellogg Co.	205

			836

		Household Products — 1.2%
3		Energizer Holdings, Inc.	340
5		Procter & Gamble Co. (The)	396

			736

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 0.4%
3	Philip Morris International, Inc.	217

	Total Consumer Staples	3,159

	Energy — 15.8%
	Energy Equipment & Services — 3.5%
5	Baker Hughes, Inc.	238
3	Cameron International Corp. (a)	190
11	Ensco plc, (United Kingdom), Class A	660
13	Halliburton Co.	555
5	Noble Corp., (Switzerland)	195
4	Schlumberger Ltd.	251

		2,089

	Oil, Gas & Consumable Fuels — 12.3%
5	Apache Corp.	448
5	Cheniere Energy, Inc. (a)	125
21	Chevron Corp.	2,464
15	ConocoPhillips	880
30	Exxon Mobil Corp.	2,691
3	Marathon Petroleum Corp.	187
6	Phillips 66	327
7	Valero Energy Corp.	250

		7,372

	Total Energy	9,461

	Financials — 27.8%
	Capital Markets — 6.1%
5	Goldman Sachs Group, Inc. (The)	748
40	Invesco Ltd.	1,275
26	Morgan Stanley	644
15	State Street Corp.	995

		3,662

	Commercial Banks — 6.9%
8	East West Bancorp, Inc.	228
84	Huntington Bancshares, Inc.	664
9	SunTrust Banks, Inc.	269
1	SVB Financial Group (a)	117
16	U.S. Bancorp	582
56	Wells Fargo & Co.	2,302

		4,162

	Consumer Finance — 1.3%
13	Capital One Financial Corp.	795

	Diversified Financial Services — 6.2%
88	Bank of America Corp.	1,135
53	Citigroup, Inc.	2,559

		3,694

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	5

JPMorgan Value Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Insurance — 6.6%
14	ACE Ltd., (Switzerland)	1,262
4	Aflac, Inc.	203
5	Aon plc, (United Kingdom)	314
19	Hartford Financial Services Group, Inc.	601
4	Lincoln National Corp.	131
21	MetLife, Inc.	969
6	Prudential Financial, Inc.	443

		3,923

	Real Estate Investment Trusts (REITs) — 0.7%
8	Post Properties, Inc.	396

	Total Financials	16,632

	Health Care — 11.2%
	Health Care Equipment & Supplies — 0.5%
5	Covidien plc, (Ireland)	296

	Health Care Providers & Services — 4.4%
7	Cigna Corp.	525
6	Humana, Inc.	517
24	UnitedHealth Group, Inc.	1,602

		2,644

	Pharmaceuticals — 6.3%
10	Bristol-Myers Squibb Co.	452
23	Johnson & Johnson	1,948
14	Merck & Co., Inc.	657
8	Valeant Pharmaceuticals International, Inc. (a)	708

		3,765

	Total Health Care	6,705

	Industrials — 9.7%
	Aerospace & Defense — 0.5%
4	Honeywell International, Inc.	302

	Airlines — 0.3%
16	Southwest Airlines Co.	211

	Building Products — 0.5%
14	Masco Corp.	279

	Construction & Engineering — 1.6%
16	Fluor Corp.	933

	Electrical Equipment — 0.6%
6	Emerson Electric Co.	335

	Machinery — 2.4%
18	PACCAR, Inc.	977
4	SPX Corp.	298
5	Trinity Industries, Inc.	177

		1,452

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 3.8%
45	CSX Corp.	1,043
5	Hertz Global Holdings, Inc. (a)	119
9	Norfolk Southern Corp.	627
3	Union Pacific Corp.	517

		2,306

	Total Industrials	5,818

	Information Technology — 8.2%
	Communications Equipment — 2.1%
52	Cisco Systems, Inc.	1,261

	Computers & Peripherals — 0.9%
21	Hewlett-Packard Co.	511

	Internet Software & Services — 1.1%
1	Google, Inc., Class A (a)	651

	IT Services — 0.5%
5	Cognizant Technology Solutions Corp., Class A (a)	309

	Office Electronics — 0.2%
13	Xerox Corp.	121

	Semiconductors & Semiconductor Equipment — 1.8%
11	Applied Materials, Inc.	168
7	Broadcom Corp., Class A	230
11	KLA-Tencor Corp.	632
7	ON Semiconductor Corp. (a)	57

		1,087

	Software — 1.6%
12	Microsoft Corp.	397
19	Oracle Corp.	578

		975

	Total Information Technology	4,915

	Materials — 3.4%
	Chemicals — 2.3%
6	Air Products & Chemicals, Inc.	522
4	Axiall Corp.	176
21	Dow Chemical Co. (The)	660

		1,358

	Containers & Packaging — 0.4%
6	Crown Holdings, Inc. (a)	239

	Metals & Mining — 0.7%
17	Alcoa, Inc.	130
7	Nucor Corp.	294

		424

	Total Materials	2,021

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
		Telecommunication Services — 1.7%
		Diversified Telecommunication Services — 1.4%
24		AT&T, Inc.	839

		Wireless Telecommunication Services — 0.3%
27		Sprint Nextel Corp. (a)	187

		Total Telecommunication Services	1,026

		Utilities — 3.3%
		Electric Utilities — 2.2%
9		Edison International	451
7		NextEra Energy, Inc.	581
10		Xcel Energy, Inc.	278

			1,310

		Multi-Utilities — 1.1%
11		CMS Energy Corp.	291
5		Sempra Energy	402

			693

		Total Utilities	2,003

		Total Common Stocks (Cost $56,778)	58,776

Short-Term Investment — 3.0%
		Investment Company — 3.0%
1,788		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030%, (b) (l) (m) (Cost $1,788)	1,788

		Total Investments — 101.1% (Cost $58,566)	60,564
		Liabilities in Excess of Other Assets — (1.1)%	(695)

		NET ASSETS — 100.0%	$59,869

Short Positions — 0.0% (g)
Common Stocks — 0.0% (g)
		Health Care — 0.0% (g)
		Pharmaceuticals — 0.0% (g)
–	(h)	Mallinckrodt plc, (Ireland) (a) †	20

		Total Short Positions (Proceeds $19)	$20

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

†	— Short position is the result of the sale of a when issued security from a pending corporate action on Covidien plc.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

Value Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$58,776
Investments in affiliates, at value	1,788

Total investment securities, at value	60,564
Receivables:
Investment securities sold	80
Fund shares sold	13
Dividends from non-affiliates	174
Due from Advisor	109

Total Assets	60,940

LIABILITIES:
Payables:
Due to custodian	19
Securities sold short, at value	20
Investment securities purchased	592
Fund shares redeemed	21
Accrued liabilities:
Shareholder servicing fees	2
Distribution fees	14
Proxy fees	208
Other	195

Total Liabilities	1,071

Net Assets	$59,869

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

Value Opportunities Fund
NET ASSETS:
Paid-in-Capital	$66,040
Accumulated undistributed (distributions in excess of) net investment income	94
Accumulated net realized gains (losses)	(8,262)
Net unrealized appreciation (depreciation)	1,997

Total Net Assets	$59,869

Net Assets:
Class A	$52,957
Class B	1,356
Class C	2,850
Institutional Class	2,706

Total	$59,869

Outstanding shares (total authorized capital stock — 500,000 $0.01 par value):
Class A	2,896
Class B	75
Class C	158
Institutional Class	148

Net Asset Value (a):
Class A — Redemption price per share	$18.28
Class B — Offering price per share (b)	18.12
Class C — Offering price per share (b)	18.10
Institutional Class — Offering and redemption price per share	18.26
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$19.29

Cost of investments in non-affiliates	$56,778
Cost of investments in affiliates	1,788
Proceeds received from securities sold short	19

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

Value Opportunities Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$11,010
Dividend income from affiliates (a)	5

Total investment income	11,015

EXPENSES:
Investment advisory fees	2,144
Business management fees	938
Distribution fees:
Class A	124
Class B	14
Class C	20
Shareholder servicing fees:
Class A	124
Class B	5
Class C	6
Institutional Class	482
Custodian and accounting fees	55
Auditing and legal fees	62
Directors’ fees	73
Postage, stationary and supplies	26
Transfer agent fees	648
Reports to shareholders	42
Registration and prospectus expenses	77
Proxy fees	253
Other	46

Total expenses	5,139

Less amounts waived	(1,003)
Less expense reimbursements	(468)

Net expenses	3,668

Net investment income (loss)	7,347

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	199,207
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(57,407)
Securities sold short	(1)

Change in net unrealized appreciation/depreciation	(57,408)

Net realized/unrealized gains (losses)	141,799

Change in net assets resulting from operations	$149,146

(a)	Includes reimbursement of investment advisory and shareholder servicing fees related to fees charged on the underlying investment. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Value Opportunities Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,347	$6,236
Net realized gain (loss)	199,207	57,833
Change in net unrealized appreciation/depreciation	(57,408)	(76,341)

Change in net assets resulting from operations	149,146	(12,272)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(703)	(620)
Class B
From net investment income	(11)	(18)
Class C
From net investment income	(20)	(20)
Institutional Class
From net investment income	(9,408)	(7,259)

Total distributions to shareholders	(10,142)	(7,917)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(590,949)	(135,950)

NET ASSETS:
Change in net assets	(451,945)	(156,139)
Beginning of period	511,814	667,953

End of period	$59,869	$511,814

Accumulated undistributed (distributions in excess of) net investment income	$94	$2,884

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Opportunities Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,588	$6,099
Distributions reinvested	676	597
Cost of shares redeemed	(10,768)	(8,740)

Change in net assets resulting from Class A capital transactions	$(5,504)	$(2,044)

Class B
Proceeds from shares issued	$10	$22
Distributions reinvested	10	17
Cost of shares redeemed	(1,248)	(743)

Change in net assets resulting from Class B capital transactions	$(1,228)	$(704)

Class C
Proceeds from shares issued	$379	$194
Distributions reinvested	17	17
Cost of shares redeemed	(585)	(663)

Change in net assets resulting from Class C capital transactions	$(189)	$(452)

Institutional Class
Proceeds from shares issued	$44,010	$42,855
Distributions reinvested	9,373	7,178
Cost of shares redeemed	(144,765)	(182,783)
Redemptions in-kind (See Note 7)	(492,646)	—

Change in net assets resulting from Institutional Class capital transactions	$(584,028)	$(132,750)

Total change in net assets resulting from capital transactions	$(590,949)	$(135,950)

SHARE TRANSACTIONS:
Class A
Issued	278	431
Reinvested	41	45
Redeemed	(664)	(627)

Change in Class A Shares	(345)	(151)

Class B
Issued	1	2
Reinvested	1	1
Redeemed	(75)	(53)

Change in Class B Shares	(73)	(50)

Class C
Issued	23	13
Reinvested	1	1
Redeemed	(36)	(47)

Change in Class C Shares	(12)	(33)

Institutional Class
Issued	2,682	2,984
Reinvested	566	536
Redeemed	(8,218)	(12,200)
Redemptions in-kind (See Note 7)	(26,687)	—

Change in Institutional Class Shares	(31,657)	(8,680)

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Value Opportunities Fund
Class A
Year Ended June 30, 2013	$14.48	$0.18	(d)	$3.86	$4.04	$(0.24)	$18.28
Year Ended June 30, 2012	15.08	0.15		(0.56)	(0.41)	(0.19)	14.48
Year Ended June 30, 2011	12.07	0.15		3.00	3.15	(0.14)	15.08
Year Ended June 30, 2010	10.74	0.12		1.37	1.49	(0.16)	12.07
Year Ended June 30, 2009	14.36	0.25		(3.60)	(3.35)	(0.27)	10.74

Class B
Year Ended June 30, 2013	14.30	0.09	(d)	3.83	3.92	(0.10)	18.12
Year Ended June 30, 2012	14.88	0.11		(0.59)	(0.48)	(0.10)	14.30
Year Ended June 30, 2011	11.89	0.12		2.92	3.04	(0.05)	14.88
Year Ended June 30, 2010	10.59	0.08		1.32	1.40	(0.10)	11.89
Year Ended June 30, 2009	14.07	0.20		(3.51)	(3.31)	(0.17)	10.59

Class C
Year Ended June 30, 2013	14.31	0.10	(d)	3.81	3.91	(0.12)	18.10
Year Ended June 30, 2012	14.89	0.10		(0.57)	(0.47)	(0.11)	14.31
Year Ended June 30, 2011	11.90	0.11		2.93	3.04	(0.05)	14.89
Year Ended June 30, 2010	10.60	0.07		1.33	1.40	(0.10)	11.90
Year Ended June 30, 2009	14.09	0.22		(3.54)	(3.32)	(0.17)	10.60

Institutional Class
Year Ended June 30, 2013	14.47	0.23	(d)	3.87	4.10	(0.31)	18.26
Year Ended June 30, 2012	15.09	0.22		(0.60)	(0.38)	(0.24)	14.47
Year Ended June 30, 2011	12.07	0.21		3.00	3.21	(0.19)	15.09
Year Ended June 30, 2010	10.73	0.16		1.39	1.55	(0.21)	12.07
Year Ended June 30, 2009	14.38	0.31		(3.62)	(3.31)	(0.34)	10.73

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

28.07%	$52,957	0.95%	1.10%	1.56%	119%
(2.63)	46,937	0.93	1.02	1.14	142
26.19	51,162	0.97	1.08	1.15	63
13.76	46,437	1.07	0.98	1.17	79
(23.07)	38,947	1.07	1.96	1.19	98

27.46	1,356	1.45	0.59	1.93	119
(3.14)	2,119	1.45	0.50	1.67	142
25.62	2,943	1.47	0.58	1.65	63
13.11	3,315	1.57	0.48	1.67	79
(23.37)	3,594	1.57	1.43	1.69	98

27.44	2,850	1.45	0.60	2.08	119
(3.10)	2,428	1.45	0.50	1.67	142
25.59	3,026	1.47	0.59	1.65	63
13.15	3,080	1.57	0.48	1.67	79
(23.41)	2,976	1.57	1.45	1.69	98

28.54	2,706	0.65	1.40	0.88	119
(2.42)	460,330	0.65	1.28	0.77	142
26.65	610,822	0.65	1.40	0.76	63
14.29	532,637	0.65	1.39	0.77	79
(22.73)	413,130	0.65	2.37	0.79	98

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

	Classes Offered	Diversified/Non-Diversified
Value Opportunities Fund	Class A, Class B, Class C and Institutional Class	Diversified

The investment objective of the Fund is to provide for long-term capital appreciation.

Effective November 1, 2009, Class B Shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009, may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. Institutional Class Shares have no sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Directors. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. The Board of Directors and its Audit Committee assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (“JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Directors, in accordance with the Fund’s valuation policies.

The VC or Board of Directors, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Directors may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Directors, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

16	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$60,564	$—	$—	$60,564

Total Liabilities in Securities Sold Short (a)	$(20)	$—	$—	$(20)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2013.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 06/30/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases(1)	Sales(2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/13
Investments in Securities
Common Stocks — Financials	$3,630	$(551)	$36	$—	$—	$(3,115)	$—	$—	$—

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of June 30, 2013, the Fund had no investments in restricted or illiquid securities.

C. Securities Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

E. Federal Income Taxes — It is the Fund’s policy to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$18,300	$5	$(18,305)

The reclassifications for the Fund relate primarily to non-taxable dividends, redemptions in-kind and write-off of capital loss carryforward.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of JPMAM. The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual rate for the Fund is 0.40%.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in money market funds for the year ended June 30, 2013 was approximately $7,000.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Business Management Fee — Pursuant to a Business Management Agreement effective April 1, 2013, JPMFM (the “Business Manager”) performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annual rate for the Fund is 0.175%. During the period December 21, 2012 through March 31, 2013, Johnston, Lemon Asset Management, Inc. (“JLAM”) and prior to December 21, 2012, Washington Management Corporation (a former affiliate of JLAM), (collectively the “Previous Business Managers”) provided business management services under substantially the same terms. For the year ended June 30, 2013, the Business Manager and Previous Business Managers waived fees as outlined in Note 3.F.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Directors has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates up to 0.25% for Class A and 0.75% for Class B and Class C of the average daily net assets.

18	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$2	$—	(a)

(a)	Amount rounds to less than $1,000.

Johnston, Lemon & Co. Incorporated, parent company to JLAM, earned approximately $7,000 on its retail sales of shares of the Fund and Distribution Plan fees paid to it.

D. Shareholder Servicing Fees — The Fund has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class
0.25%	0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in the Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Business Manager, Previous Business Managers and Distributor contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class
0.95%	1.45%	1.45%	0.65%

The expense limitation agreements were in effect for the year ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014.

For the year ended June 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Adviser	Previous Business Managers	Business Manager	Shareholder Servicing	Total	Reimbursements
$262	$408	$183	$150	$1,003	$468

G. Other — Certain officers of the Fund are affiliated with the Adviser, the Business Manager and the Distributor and two of the Fund’s directors are affiliated with the Previous Business Managers. Such officers, with the exception of the Chief Compliance Officer, and the two directors receive no compensation from the Fund for serving in their respective roles.

During the year ended June 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser or Business Manager.

The Fund may use related party broker-dealers. For the year ended June 30, 2013, the Fund incurred less than $1,000 of brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investment securities (excluding short-term investments), were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$612,784	$711,354

During the year ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities held at June 30, 2013, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$58,871	$2,709	$1,016	$1,693

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$10,142	$—	$10,142

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$7,917	$—	$7,917

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Tax Basis Capital Loss Carryover	Current Distributable Long-Term Capital Gain	Unrealized Appreciation (Depreciation)
$95	($8,187)	$229	$1,693

For the Fund, the cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after June 30, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2013, the Fund did not have any post-enactment net capital loss carryforwards, and had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2018	Total
$8,187	$8,187	*

*Amounts include capital loss carryforwards which are limited in future years under Internal Revenue Code Section 382.

During the year ended June 30, 2013, the Fund utilized capital loss carryforwards of approximately $116,441,000.

During the year ended June 30, 2013, the Fund wrote off approximately $53,751,000 in capital loss carryforwards expiring under Internal Revenue Code Section 382.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

20	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

7. Transfers-In-Kind

Pursuant to procedures approved by the Board of Directors, on June 11, 2013 an affiliated shareholder of the Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$492,646	$75,698	Redemption-In-Kind

8. Reorganization

On March 4, 2013, the Board of Directors of the Fund approved the reorganization of the Fund into JPMorgan Large Cap Value Fund, a series of JPMorgan Trust II. Completion of the reorganization is subject to conditions, including approval by the shareholders of the Fund. The approval was sought at a special meeting of shareholders held on May 30, 2013, which was adjourned because not enough proxies were submitted by shareholders to meet the quorum requirements to consider the merger proposal.

There were 35,125,798 shares of the Fund that were outstanding and entitled to vote at the special meeting of shareholders. The number of shares that were voted were as follows (by number of shares):

For:	527,805
Against/Withheld:	43,328
Abstain:	6,405

Another special meeting of shareholders seeking approval of the reorganization has been scheduled for September 10, 2013. If approved, the merger is expected to occur on or about September 20, 2013.

9. Subsequent Event

Subsequent to June 30, 2013 and through August 2, 2013, several shareholders of the Fund redeemed their Class A Shares and the Fund paid the redemptions primarily with the proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 20% of the Fund’s net assets at June 30, 2013.

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of JPMorgan Value Opportunities Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Opportunities Fund, Inc. (the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

22	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Value Opportunities Fund
Class A
Actual	$1,000.00	$1,170.90	$5.11	0.95%
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class B
Actual	1,000.00	1,168.50	7.80	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class C
Actual	1,000.00	1,168.40	7.80	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Institutional Class
Actual	1,000.00	1,173.30	3.50	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	23

DIRECTORS

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name, Age and Position with the Fund	Year First Elected a Director or Officer of the Fund (a)	Principal Occupation(s) During Past 5 Years	Other Directorships Held (b)
Independent Directors
Nariman Farvardin, 56	2010	President, Stevens Institute of Technology; former Senior Vice President for Academic Affairs & Provost, University of Maryland; former Dean, The A. James Clark School of Engineering, University of Maryland	The American Funds Tax-Exempt Series I; Washington Mutual Investors Fund

Barbara Hackman Franklin, 73	2007	President and CEO, Barbara Franklin Enterprises (international business and corporate governance consulting)	Aetna, Inc; The American Funds Tax-Exempt Series I; Washington Mutual Investors Fund

R. Clark Hooper, 66	2005	Private investor	American Funds Group (64 portfolios); The Swiss Helvetia Fund, Inc.

James C. Miller III, 71	2001	Senior Advisor, Husch Blackwell LLP; former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting)	The American Funds Tax-Exempt Series I; Clean Energy Fuels Corporation; Washington Mutual Investors Fund

J. Knox Singleton, 64 Chairman of the Board (Independent and Non- Executive)	2004	President and CEO, INOVA Health System	The American Funds Tax-Exempt Series I; Healthcare Realty Trust, Inc.; Washington Mutual Investors Fund
Interested Directors (c)
James H. Lemon, Jr., 77 Vice Chairman of the Board	1985	Chairman of the Board and CFO, Johnston, Lemon & Co., Incorporated; Former Chairman of the Board and CEO, the Johnston-Lemon Group, Incorporated (financial services holding company)	None

Jeffrey L. Steele, 67 Vice President (since April 2013) President (Prior to April 2013)	2001	Retired; Former Vice President, Johnston, Lemon Asset Management, Inc., Business Management Services Division; Former Director and President, Washington Management Corporation	The American Funds Tax-Exempt Series I; Washington Mutual Investors Fund

(a)	Directors and officers of the Fund hold office until their resignation, removal or retirement.
(b)	This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.
(c)	“Interested persons” within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager, Washington Management Corporation.

The contact address for all Directors of the Fund is 270 Park Avenue, New York, NY 10017.

24	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

OTHER OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Fund (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2013)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2013)

Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2013)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2013)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2013)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2013)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Carmine Lekstutis (1980), Assistant Secretary (2013)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2013)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2013)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2013)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2013)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

On March 4, 2013, the Fund’s Board of Directors (the “Board”), including a majority of the Independent Directors, approved the renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with J.P. Morgan Investment Management, Inc. (“JPMIM”) for an additional one-year term through March 31, 2014. The Board approved the renewal of the Agreement following the recommendation of the Contracts Sub-Committee of the Fund’s Governance Committee (the “Committee”), which is comprised of all of the Fund’s Independent Directors. The Board and Committee determined the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interest of the Fund and its shareholders.

1. Review process

During the course of each year, the Independent Directors receive various materials related to the services and portfolio investment results of JPMIM. These materials include reports from the portfolio managers; reports related to the Fund’s portfolio holdings and transactions; reports about investment results and portfolio composition relative to the Fund’s performance benchmark — the Russell 1000 Value Index; and other information relating to JPMIM’s policies and procedures. In addition, in advance of the meetings on March 4th, the Independent Directors had requested and evaluated materials from JPMIM and Johnston, Lemon Asset Management, Inc. (“JLAM”), the Fund’s former Business Manager, as well as reports providing comparative data on fund fees, expenses and performance compiled by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. Independent legal counsel also provided a memorandum reviewing the legal standards applicable to the proposed renewal of the Agreement. During the course of the Committee Meeting, the Independent Directors met with representatives of JPMIM and the Business Manager and then in executive session with independent legal counsel and without representatives of JPMIM or the Business Manager present. Throughout the year and during the review of services provided by JPMIM, the Independent Directors found JPMIM to be open, forthright, detailed, and very helpful in answering questions about all issues.

2. Materials and Factors Reviewed

The Directors reviewed factors they believed relevant, including, but not limited to: the professional experience and qualifications of JPMIM’s senior management and portfolio management team; the Fund’s investment results — both absolute and relative to the Russell 1000 Value Index, other broad market indexes, and the Lipper Large-Cap Value Funds Index; the performance of other similar funds; fees charged to the Fund by JPMIM; fees charged to other JPMIM funds and clients; advisory fees incurred by other similar funds; fund expense ratio data; the nature, extent and quality of services provided (or to be provided) by JPMIM and its affiliates, including fund administration, distribution, custodial, fund accounting and shareholder servicing; JPMIM’s brokerage, “soft dollar” and client commission arrangement policies and the Fund’s portfolio turnover rate; various compliance-related matters; ancillary benefits received by JPMIM and its affiliates as a result of their relationship to the Fund; the profitability of the relationship with the Fund to JPMIM and its affiliates; and the terms of the Agreement.

3. Conclusions

No one factor was considered determinative in the Directors’ decision to approve the renewal of the Agreement, and each Director did not necessarily give equal weight to any one specific factor. From year to year, the Directors consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. Based on their review, the Directors concluded that the terms of the Agreement, as well as the fees to be paid under it, are fair and reasonable and that the Agreement should be renewed through March 31, 2014. In reaching that conclusion, the Directors reviewed, as noted above, a variety of factors, some of which are discussed below in greater detail:

Nature, Extent and Quality of Services Provided by the Adviser and Investment Performance. The Directors received and considered information regarding the nature, extent and quality of the services provided by JPMIM to the Fund under the Agreement. The Directors took into account information furnished, and the knowledge gained, throughout the year at Board and Committee Meetings, as well as the material furnished specifically in connection with this review. In addition, they considered the overall reputation and capabilities of JPMIM, the depth and quality of the portfolio management team, and JPMIM’s commitment to provide high quality services to the Fund.

The Directors received and considered the Fund’s relative investment results. This information included the Fund’s percentile ranking by total return for one-year (44th), three-year (75th) and ten-year (52nd) periods, ending December 31, 2012 within the Lipper Large-Cap Value Funds investment classification. The Directors also considered the Fund’s performance in comparison to the performance results of a much smaller group of similar funds (the “Peer Group”) and the Fund’s performance against its benchmark. The Directors reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and investment classification.

Advisory Fees and Other Fund Expenses, Costs of Services Provided and Adviser Profitability. The Directors considered the advisory fee paid by the Fund to JPMIM comparing, for Class A shares, that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper investment classification as the Fund. The Directors also considered the fee waiver and/or expense reimbursement arrangements established for the Fund and the

26	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

operating expense ratios for each share class after taking waivers and reimbursements into account. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors also received and considered information about the advisory fee rates offered to other clients of JPMIM, and where those clients were other mutual funds, the Directors considered the degree to which they were comparable. The Directors noted that the Fund’s actual management fee rate (after waivers) was the lowest in its Peer Group, while the contractual fee rate ranked 3rd out of 15 in its Peer Group. Management fees for this purpose include fees of JPMIM and the Business Manager combined. Total Fund expenses also compared favorably relative to the peer groups and expense universe.

JPMIM presented their intention to maintain the contractual investment advisory fee of 0.40% without any changes to services provided under the Agreement. The Directors also considered the new services that JPMorgan Funds Management, Inc. (“JPMFM”) would be providing after JPMFM replaced JLAM, the

Fund’s Business Manager, on April 1, 2013. JPMFM is replacing the JLAM as Business Manager, as JLAM is exiting the business management industry and will be paid the same amount as the Business Manager. The Directors further noted the potential ancillary benefits that various affiliates of JPMIM may receive by providing other services to the Fund and earning fees for those services (e.g., fund administration, distribution, shareholder servicing, custody, fund accounting).

At the request of the Directors, JPMIM provided information regarding the profitability to JPMIM and its affiliates in providing services to the Fund. The Directors recognized that this data is not audited and represents JPMIM’s determination of its revenues from the Fund, less expenses. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by JPMIM. The Directors were also furnished with information related to amounts received by JPMIM affiliates under the Fund’s distribution plans and shareholder service agreement. The Directors took this information into account in concluding that the advisory fees were fair and reasonable.

JUNE 30, 2013	JPMORGAN VALUE OPPORTUNITIES FUND	27

TAX LETTER

(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund hereby designates the following percentage or the maximum allowable percentage of 100% of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund hereby designates the following amount or the maximum allowable amount of approximately $10,142,000 of ordinary income distributions as qualified dividends.

28	JPMORGAN VALUE OPPORTUNITIES FUND	JUNE 30, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-VO-613

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C.
80a-2(a)(19)).

The audit committee financial expert is James C. Miller. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2013 – $27,500

2012 – $27,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2013 – $5,000

2012 – $5,000

Audit-related fees consists of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2013 – $8,750

2012 – $8,400

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2013 and 2012, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2013 – Not applicable

2012 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2013 – 0.00%

2012 – 0.00%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2012 – $31.6 million

2011 – $33.6 million*

*	Certain fees for 2011 have been reclassified between Audit and Non Audit to confirm with the 2012 presentation.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
August 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
August 30, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
August 30, 2013